Filed pursuant to Rule 497(e)
Registration Nos. 333-165633 and 811-22397

Supplement dated February 17, 2015 to the
Prospectus dated November 1, 2014 for

IronBridge Funds, Inc.
Relating to IronBridge Small Cap Fund

Effective February 17, 2015, IronBridge Small Cap Fund (NASDAQ: IBSCX) will begin offering shares to new investors and accepting orders for the purchase of Fund shares from new investors.

Accordingly, the following change is made to the Prospectus:

Under Shareholder Information, the third paragraph in the section titled “Mail and Wire Transfer Information” on page 27 of the Prospectus is deleted in its entirety.

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Please retain this supplement for future reference.